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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) May 1, 2004


         Corporate Asset Backed Corporation, on behalf of CABCO Series
                      2002-1 Trust (AOL Time Warner Inc.)
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


Delaware                            333-61522-01                 22-3281571
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(STATE OR OTHER JURISDICTION        (COMMISSION               (I.R.S. EMPLOYER
     OF INCORPORATION)              FILE NUMBER)             IDENTIFICATION NO.)

445 Broad Hollow Road
Suite 239
Melville, New York                                              11747
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)

Registrant's telephone number, including area code: (631) 587-4700


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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 5.   Other Events.

          This current report on Form 8-K relates to the semi-annual distribution reported to the holders of CABCO Series 2002-1 Trust (AOL Time Warner Inc.) (the "Trust") Class A-1 Callable Certificates and Class B-1 Callable Certificates relating to the 7.7% AOL Time Warner Inc. Debentures due May 1, 2032 (the "AOL Time Warner Debentures"), which was made on May 1, 2004.

          The Trust was created by the Trust Agreement, dated as of June 21, 2002, between Corporate Asset Backed Corporation, as the depositor (the "Depositor"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of $50,000,000 aggregate certificate principal amount of Class A-1 Callable Certificates and $50,000,000 aggregate certificate notional amount of Class B-1 Callable Certificates (collectively, the "Certificates"). The Certificates do not represent obligations of or interests in the Depositor or the Trustee. The Certificates represent beneficial interests in the Trust. The Trust's assets consist primarily of $50,000,000 principal amount of the AOL Time Warner Debentures. Time Warner Inc., the guarantor of the AOL Time Warner Debentures, is subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance with those requirements files periodic and current reports and other information (including financial information) with the Securities and Exchange Commission ("SEC") (File No. 001-15062). You may read and copy any reports, statements and other information filed by Time Warner Inc. with the SEC (a) over the Internet at the SEC website at http://www.sec.gov containing reports, proxy statements and other information regarding registrants that file electronically with the SEC; and (b) at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can also request copies of these documents upon payment of a copying fee, by writing to the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 for further information on Time Warner Inc. and please refer to these periodic and current reports filed with the SEC.

Item 7.   Financial Statements, Pro-Forma Financial Information and Exhibits.

          (c)   EXHIBITS.

          99.1 Trustee's Distribution Report with respect to the May 1, 2004 Distribution Date for the CABCO Series 2002-1 Trust (AOL Time Warner Inc.)


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            THE BANK OF NEW YORK, as Trustee of
                            CABCO Series 2002-1 Trust (AOL Time Warner Inc.)

                            By:   /s/ YVETTE Y. RIVERA
                                  ----------------------------------------------
                                  Name:  YVETTE Y. RIVERA
                                  Title: ASSISTANT VICE PRESIDENT

Date: May 1, 2004


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                                  EXHIBIT INDEX

Exhibit
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99.1   Trustee's Distribution Report with respect to the May 1, 2004
       Distribution Date for the CABCO Series 2002-1 Trust (AOL Time Warner
       Inc.)